UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant☒                          Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

Hennessy Capital Acquisition Corp. III

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing party:
	(4)	Date Filed:

On October 2, 2018, Hennessy Capital Acquisition Corp. III (the “Company”) issued a press release announcing that investment affiliates of J.F. Lehman & Company, LLC (“JFLCo”) have committed to a $50 million preferred and common equity investment in the Company pursuant to the terms of the previously disclosed Subscription Agreement, dated as of June 25, 2018, by and between the Company and JFLCo.

Commencing on October 2, 2018, the Company will use an investor presentation, dated October 2018, in making presentations to certain existing and potential stockholders of the Company with respect to its proposed acquisition of all of the issued and outstanding membership interests of NRC Group Holdings, LLC, a Delaware limited liability company, pursuant to that certain Purchase Agreement, dated as of June 25, 2018 and amended as of July 12, 2018, by and between the Company and JFL-NRC-SES Partners, LLC, a Delaware limited liability company.

Below are (i) a copy of such press release issued by the Company on October 2, 2018 and (ii) the investor presentation dated October 2018, each of which is being filed herewith as definitive additional proxy materials.

Current NRC Group Owner J.F. Lehman & Company

Announces $50 Million Strategic Investment in Hennessy

Capital’s Proposed Business Combination

NEW YORK – October 2, 2018 – Hennessy Capital Acquisition Corp. III (NYSE American: HCAC.U, HCAC, HCAC.WS) (“HCAC” or the “Company”) today announced that investment affiliates of J.F. Lehman & Company, LLC (“JFLCo”) have committed to a $50 million equity investment in the proposed business combination (the “Business Combination”) with NRC Group Holdings, LLC (“NRC Group”).

“JFLCo’s investment in the Company underscores the compelling opportunity of the proposed business combination,” said Daniel J. Hennessy, Chairman and CEO of HCAC. “JFLCo has owned NRC since 2012 and played an instrumental role in driving the company’s strategy and value creation plan to date, including the merger with Sprint to form NRC Group in June of this year. We expect their representation on our board and now their strategic investment to further support our growth plan.”

Commenting on its investment, JFLCo Partner and planned HCAC Board Member C. Alexander Harman said: “We believe the transaction with HCAC and subsequent public listing will strengthen NRC Group’s ability to achieve its growth targets. NRC Group is a unique business characterized by its consistent and repeatable financial performance and significant barriers to entry. Along with supportive market conditions and a strong industry outlook, we believe this combination to be highly compelling.”

JFLCo’s equity investment, which consists of both preferred and common stock, is being made pursuant to the terms of the previously disclosed subscription agreement dated June 25, 2018 between the Company and JFLCo and will close substantially concurrent with the Business Combination, which the parties expect to complete promptly following HCAC’s special meeting of stockholders scheduled for October 17, 2018.

The Business Combination is subject to customary closing conditions, including Company stockholder approval and the receipt of proceeds from the proposed equity financing activities. Following the satisfaction of these customary closing conditions and upon consummation of the Business Combination, HCAC will trade on the NYSE American under the ticker NRCG.

About NRC Group and JFLCo

NRC Group is a portfolio company of JFLCo, a leading middle-market private equity firm focused exclusively on the aerospace, defense, maritime, government and environmental sectors. NRC Group is a global provider of comprehensive environmental, compliance and waste management services to the marine and rail transportation, general industrial and energy markets. NRC Group’s broad range of capabilities includes standby, environmental and waste disposal services, and enable it to provide a global reach to meet the critical, non-discretionary needs of its more than 5,000 customers across diverse end markets. NRC Group was established in June 2018 through the combination of two businesses, National Response Corporation and Sprint Energy Services, both previously operating separately under the ownership of investment affiliates of JFLCo. For more information, please visit www.nrcc.com. For more information on JFLCo, please visit www.jflpartners.com. No portion of the websites referenced in this paragraph is incorporated by reference into or otherwise deemed to be a part of this news release.

About Hennessy Capital Acquisition Corp. III

Hennessy Capital Acquisition Corp. III is a blank check company founded by Daniel J. Hennessy and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company’s acquisition and value creation strategy is to identify, acquire and, after its initial business combination, build an industrial/infrastructure manufacturing, distribution or services business.

Additional Information About the Proposed Business Combination and Where to Find It

The proposed Business Combination will be submitted to stockholders of the Company for their consideration. The Company has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on October 1, 2018 in connection with the Business Combination and related matters and will mail the definitive proxy statement and other relevant documents to its stockholders as of the October 1, 2018 record date established for voting on the proposed transaction. The Company’s stockholders and other interested persons are advised to read the definitive proxy statement, in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination, because this document will contain important information about the Company, NRC Group and the Business Combination. Stockholders may also obtain a copy of the definitive proxy statement as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by HCAC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Nicholas A. Petruska, Executive Vice President, Chief Financial Officer, 3485 North Pines Way, Suite 110, Wilson, Wyoming 83014 or by telephone at (312) 803-0372.

Participants in the Solicitation

The Company, JFLCo, NRC Group, and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from the Company’s stockholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s stockholders in connection with the Business Combination is set forth in the Company’s definitive proxy statement dated October 1, 2018 on file with the SEC. You can find more information about the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on April 2, 2018. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are included in the Company’s definitive proxy statement, which can be obtained free of charge from the sources indicated above.

2

Forward-Looking Statements

This news release includes, or incorporates by reference, “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include, but are not limited to: (1) references with respect to the anticipated benefits of the Business Combination; (2) the projection of future financial performance of NRC Group, NRC Group’s operating companies and HCAC following the Business Combination; (3) changes in the market for NRC Group’s services and expansion plans and opportunities; (4) future acquisition or additional business combinations; (5) the financing component of the Business Combination, including any related subscription agreements; (6) the sources and uses of cash; (7) the management and board composition of the Company following the Business Combination; (8) the anticipated capitalization and enterprise value of the Company following the Business Combination; (9) the continued listing of the Company’s securities on the NYSE American; and (10) the expected closing date of the Business Combination.

These forward-looking statements are not guarantees of future results and are subject to various risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those expressed in any forward-looking statement, and which include, but are not limited to, the following factors: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the purchase agreement between JFL-NRC-SES and HCAC; (2) the outcome of any legal proceedings that may be instituted against NRC Group, JFLCo or the Company following announcement of the Business Combination and related transactions; (3) the inability to complete the transactions contemplated by the purchase agreement between JFL-NRC-SES and HCAC due to the failure to obtain approval of the stockholders of the Company, consummate the anticipated financing, or satisfy other conditions to the closing of the Business Combination; (4) the ability to obtain or maintain the listing of the Company’s securities on the NYSE American following the Business Combination; (5) the risk that the Business Combination disrupts the parties’ current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined business to grow and manage growth profitably; (7) unexpected costs, charges or expenses related to or resulting from the Business Combination; (8) changes in applicable laws or regulations; (9) the possibility that NRC Group or the Company may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks associated with the Business Combination, as more fully discussed in the definitive proxy statement filed by the Company with the SEC on October 1, 2018 in connection with the Business Combination. Investors and potential investors are urged not to place undue reliance on forward-looking statements in this news release, which speak only as of this date. Neither the Company nor JFLCo nor NRC Group undertakes any obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances. Nothing contained herein constitutes or will be deemed to constitute a forecast, projection or estimate of the future financial performance of the Company, NRC Group, or the combined company, following the implementation of the Business Combination or otherwise. In addition, actual results are subject to other risks identified in the Company’s prior and future filings with the SEC, available at www.sec.gov.

No Offer or Solicitation

This news release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Contacts:

Hennessy Capital Acquisition Corp. III

Nicholas A. Petruska, Executive Vice President and CFO

(312) 803-0372

npetruska@hennessycapllc.com

or

Liolios Group, Investor Relations

Cody Slach

(949) 574-3860

HCAC@liolios.com

3

I NVESTOR P RESENTATION October 2018

  Important Disclaimers

Use of Projections and NRC 2017 Financial Information

This presentation contains financial forecasts with respect to NRC Group Holdings LLC’s (“NRC” or the “Company”) projected revenues, Adjusted EBITDA, and net capital expenditures for NRC’s fiscal 2018 and 2019. Neither the independent auditors of Hennessy Capital Acquisition Corp. III (“HCAC”) nor the independent registered public accounting firms of NRC, or its subsidiaries, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections should not be relied upon as being necessarily indicative of future results.

In this presentation, certain of the above-mentioned projected information has been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein), for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of HCAC, NRC, or the combined company after completion of the proposed business combination, or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

NRC was established in June 2018 through the combination of two businesses, National Response Corporation and Sprint Energy Services, both previously operating separately under the ownership of investment affiliates of J.F. Lehman & Company (“JFL”). Unless otherwise noted, this presentation, and all references to “NRC” included herein, give effect to such June 2018 combination and related dividend recapitalization. All historical financial information of NRC included herein has been presented on a combined basis, reflecting the combined historical results of National Response Corporation and Sprint Energy Services on the basis described herein, and is not necessarily indicative of the operating results of the combined entities that would have been achieved for such prior periods. The “pro forma” financial data included herein has not been prepared in accordance with Article 11 of the SEC’s Regulation S-X, is presented for informational purposes only and differs in certain significant aspects from the Regulation S-X compliant pro forma financial statements of NRC for the year ended December 31, 2017 included in HCAC’s definitive proxy statement dated October 1, 2018 in connection with the proposed transaction.

Forward Looking Statements

This presentation includes, or incorporates by reference, “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include, but are not limited to: (1) references with respect to the anticipated benefits of the proposed transaction; (2) the projection of future financial performance of NRC, NRC’s operating companies and HCAC following the proposed transaction; (3) changes in the market for NRC's services, and expansion plans and opportunities; (4) future acquisition or additional business combinations; (5) the financing component of the proposed transaction; (6) the sources and uses of cash; (7) the management and board composition of the combined company following the proposed transaction; (8) the anticipated capitalization and enterprise value of the combined company following the consummation of the proposed transaction; (9) the continued listing of HCAC’s securities on the NYSE American; and (10) the expected closing date of the proposed transaction.

These forward-looking statements are not guarantees of future results and are subject to various risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those expressed in any forward-looking statement, and which include, but are not limited to, the following factors: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the purchase agreement between JFL-NRC-SES and HCAC; (2) the outcome of any legal proceedings that may be instituted against NRC, JFL-NRC-SES or HCAC following announcement of the proposed transaction and related transactions; (3) the inability to complete the transactions contemplated by the purchase agreement between JFL-NRC-SES and HCAC due to the failure to obtain approval of the stockholders of HCAC, consummate the anticipated financing, obtain necessary approval from governmental authorities or satisfy other conditions to the closing of the proposed transaction; (4) the ability to obtain or maintain the listing of the combined company's securities on the NYSE American following the consummation of the proposed transaction; (5) the risk that the proposed transaction disrupts the parties' current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition and the ability of the combined business to grow and manage growth profitably; (7) unexpected costs, charges or expenses related to or resulting from the proposed transaction; (8) changes in applicable laws or regulations; (9) the possibility that NRC or HCAC may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks associated with the proposed transaction, as more fully discussed in the definitive proxy statement filed by HCAC with the SEC on October 1, 2018 in connection with the proposed transaction. Investors and potential investors are urged not to place undue reliance on forward-looking statements in this presentation, which speak only as of this date. Neither HCAC nor JFL-NRC-SEC nor NRC undertakes any obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances. Nothing contained herein constitutes or will be deemed to constitute a forecast, project or estimate of the future financial performance of HCAC, NRC, or the combined company, following the implementation of the proposed transaction or otherwise. In addition, actual results are subject to other risks identified in HCAC's prior and future filings with the SEC, available at www.sec.gov.

Use of Non-GAAP Financial Measures

This presentation includes non-GAAP financial measures, including Adjusted EBITDA and Free Cash Flow. NRC defines Adjusted EBITDA as net income (loss) plus (i) depreciation and amortization, (ii) interest expense, net, (iii) provision for income taxes (clauses (i) through (iii) referred to collectively as “EBITDA”), net, (iv) foreign currency translation gain or loss and (v) gain or loss on equipment sales or retirements, adjusted to include certain add-backs permitted by NRC’s June 2018 Credit Agreement, including (i) management fees, (ii) impairment expense of goodwill and intangible assets, (iii) acquisition-related transaction expenses (including due diligence costs, legal, accounting and other advisory fees and costs, retention and severance payments, facility closure costs and financing fees and expenses), (iv) the impact of pre-acquisition revenues, earnings and EBITDA of certain recent acquisitions and certain NRC management estimates relating thereto, (v) normalization adjustments to reflect a run-rate level of EBITDA within NRC’s historical financial statements, (vi) non-recurring costs and other non-operating expenses and income, (vii) the impact of certain completed cost savings initiatives at various NRC domestic regions, (viii) the impact of a reduction in force adjustment, (ix) costs relating to the shutdown of certain international operations less EBITDA related to a large response event at Sprint Energy Services in 2015 and (x) certain out-of-period timing adjustments and reclassification of capitalized leases not applicable under NRC’s June 2018 Credit Agreement. Adjusted Free Cash Flow is defined as Adjusted EBITDA less total capital expenditures excluding one-time waste investments. See slide 42 for more details regarding Adjusted EBITDA and Free Cash Flow, including the reconciliation of these measures to the nearest comparable GAAP measures elsewhere in this presentation. Except as otherwise noted, all references herein to full-year periods refer to NRC’s fiscal year, which ends on December 31. NRC believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to NRC’s financial condition and results of operations. NRC’s management uses these non-GAAP measures to compare NRC’s performance to that of prior periods for trend analyses and for budgeting and planning purposes.

NRC believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of NRC does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. We have not reconciled the non-GAAP forward looking information to their corresponding GAAP measures because we do not provide guidance for the various reconciling items such as provision for income taxes and depreciation and amortization, as certain items that impact these measures are out of our control or cannot be reasonably predicted without unreasonable efforts. You should review NRC’s, and its subsidiaries, financial statements, which are included in HCAC’s definitive proxy statement dated October 1, 2018 on file with the SEC, and not rely on any single financial measure to evaluate NRC’s business.

Other companies may calculate Adjusted EBITDA, Free Cash Flow and other non-GAAP measures differently, and therefore NRC’s Adjusted EBITDA and Free Cash Flow and other non-GAAP measures may not be directly comparable to similarly titled measures of other companies.

Additional Information About the Proposed Transaction and Where To Find It

The proposed transaction will be submitted to stockholders of HCAC for their consideration. HCAC has filed with the SEC a definitive proxy statement on October 1, 2018 in connection with the proposed transaction and other matters and will mail the definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed transaction. HCAC's stockholders and other interested persons are advised to read the definitive proxy statement, in connection with HCAC's solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed transaction, because this documents contains important information about HCAC, NRC and the proposed transaction. Stockholders may also obtain a copy of the definitive proxy statement as well as other documents filed with the SEC regarding the proposed transaction and other documents filed with the SEC by HCAC, without charge, at the SEC's website located at www.sec.gov or by directing a request to Nicholas A. Petruska, Executive Vice President and Chief Financial Officer, 3485 North Pines Way, Suite 110, Wilson, Wyoming 83014 or by telephone at (312) 803-0372. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

HCAC, JFL-NRC-SES, NRC, and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from HCAC’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of HCAC’s stockholders in connection with the proposed transaction is set forth in HCAC’s definitive proxy statement dated October 1, 2018 on file with the SEC. You can find more information about HCAC’s directors and executive officers in HCAC’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on April 2, 2018. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are included in HCAC’s definitive proxy statement, which can be obtained free of charge from the sources indicated above.

2

3 Chris Swinbank Chief Executive Officer Presenters Experienced Team Committed to Continuous Growth & Improvement Joe Peterson Chief Financial Officer Daniel Hennessy Chairman & Chief Executive Officer Jim O’Neil III Independent Director

3

4 Executive Summary (1) Post - combination, HCAC’s name will be changed to reflect the combination with NRC. References to NRC post -or the Company) combination in this Current NRC ownership J.F. Lehman Company (JFL) have committed to a $50 million new equity investment in the proposed business combination(2) presentation are references to the public company. (2) See slide 34 for additional details. (3) NRC projections based on mid - point of guidance range (see slides 27 and 28 for additional details). (4) Source: CapitalIQ as of September 28, 2018. (5) FCF is defined as adjusted EBITDA less total capex excluding one - time waste investments. Transaction Overview Transaction Rationale Consideration Management & Board • Hennessy Capital Acquisition Corp. III (“HCAC”) has agreed to acquire the equity of NRC Group Holdings (“NRC”) • Purchase agreement was signed June 25, 2018 and anticipate closing the transaction in October 2018 • Post combination, NRC common stock and warrants will be listed on NYSE American under the tickers NRCG and NRCG WS, respectively (1) • All financing required to close the transaction was committed at announcement at attractive terms • JFL, the existing financial sponsor, has made a new $50 million equity investment in the Company • NRC is a leading provider of a comprehensive suite of mission - critical , non - discretionary services to ensure compliance with environmental, health, and safety (“EH&S”) laws • Highly diversified and blue - chip base of over 5,000 customers supported by over 1,200 Master Service Agreements (“MSAs”) • Only global standby provider with a global presence of 100 strategically - located facilities supported by an independent contractor network to ensure rapid response to environmental events, anytime and anywhere NRC’s customers need • Established and recognized brand providing superior services with significant barriers to entry • Highly visible and diverse recurring revenues supported by industry - leading free cash flow conversion • Numerous organic and acquisitive growth initiatives with exceptional potential return on investment (“ROI”) • Transaction implies a $ 794 million Enterprise Value (2) ► 9.1x 2018E Adjusted EBITDA (3) and 7.2x 2019E Adjusted EBITDA (3) (compared to 12.5x & 11.6x for peers (4) , respectively) ► 12.2x 2018E FCF (5) and 9.4x 2019E FCF (5) (compared to 20.0x & 18.1x for peers (4) , respectively) • Chris Swinbank to serve as CEO and Director with the existing management teams continuing to run the business • Daniel Hennessy and Kevin Charlton from HCAC to join NRC’s Board of Directors • Alex Harman and Glenn Shor from J.F. Lehman & Company to join NRC’s Board of Directors • HCAC Independent Director and former CEO and Director of Quanta Services ( NYSE:PWR), Jim O’Neil, to serve as Executive Chairman of NRC • Jim Baumgardner, former CEO of US Ecology (NASDAQ:ECOL), to serve as Independent Director of NRC • John Rapaport, Partner at Cyrus Capital Partners, to join NRC’s Board of Directors

(1)	Post-combination, HCAC’s name will be changed to reflect the combination with NRC. References to NRC post-combination in this presentation are references to the public company.
(2)	JFL equity investment consists of both preferred and common stock and is being made pursuant to the terms of the previously disclosed subscription agreement dated June 25, 2018 between HCAC and JFL.
(3)	See slide 34 for additional details.
(4)	NRC projections based on mid-point of guidance range (see slides 27 and 28 for additional details).
(5)	Source: CapitalIQ as of September 28, 2018.
(6)	FCF is defined as adjusted EBITDA less total capex excluding one-time waste investments.

4

5 12.2x 20.0x 9.1x 12.5x 9.4x 18.1x 7.2x 11.6x 0.0x 5.0x 10.0x 15.0x 20.0x 25.0x 30.0x NRC Peers NRC Peers 2018E 2019E The NRC Opportunity for Investors (1) 2008 - 2011 (prior ownership period) based on NRC management estimates, as adjusted to exclude $ 603 million in 2009 - 2010 related to Deepwater Horizon. Audited revenue utilized for 2012 - 2017 , together with NRC management estimates for 2012 - May 2015 Sprint revenue and exclusion of a $ 43 million large marine spill event in 2014. 2018 - 2019 based on NRC management estimates and reflects pro forma treatment for acquisitions made in 2018 as if they occurred on 1/1/2018. (2) Source: U.S . Energy Information Administration. (3) NRC projections based on mid - point of guidance range (see slides 27 and 28 for additional details). (4) FCF Conversion is defined as FCF ( a djusted EBITDA less total capex excluding one - time waste investments ) divided by adjusted EBITDA . (5) Source : Management estimates, Company Public Filings, CapitalIQ as of September 28, 2018 (see slide 31 for additional details ). (6) FCF is defined as adjusted EBITDA less total capex excluding one - time waste investments. (7) EV / EBITDA multiples based on pro forma LTM adjusted EBITDA. …Meaningful & Recurring FCF (4) Conversion with… …High ROI Opportunities to Deploy Cash Flows… …At a Compelling Entry Point Relative to Peers (3)(5) Stable & Consistent Performance through The Great Recession and… …Through Significant Commodity Price Volatility… …Now Poised for Significant Near - Term Organic Growth with… NRC maintains numerous strategic alternatives to provide significant upside and stock price appreciation to shareholders Organic Growth Accretive Acquisitions 3 landfills with exceptional ROI & payback period Multi - pronged s tandby & environmental service growth 10 acquisitions since 2013, ~ 4x (7) avg. multiple (1) (2) EV / FCF (6) EV / Adj. EBITDA (3) (3) 72% 77% 76% 75% 77% 0% 20% 40% 60% 80% 100% PF 2015 PF 2016 PF 2017 2018E 2019E $40 $60 $80 $100 $0 $100 $200 $300 $400 $500 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018E 2019E Average $ / Barrel $ in Millions, unaudited Revenue WTI Crude Oil Price

(1)	2008 - 2011 (prior ownership period) based on NRC management estimates, as adjusted to exclude $603 million in 2009 - 2010 related to Deepwater Horizon. Audited revenue utilized for 2012 - 2017, together with NRC management estimates for 2012 - May 2015 Sprint revenue and exclusion of a $43 million large marine spill event in 2014. 2018 - 2019 based on NRC management estimates and reflects pro forma treatment for acquisitions made in 2018 as if they occurred on 1/1/2018.
(2)	Source: U.S. Energy Information Administration.
(3)	NRC projections based on mid-point of guidance range (see slides 27 and 28 for additional details).
(4)	FCF Conversion is defined as FCF (adjusted EBITDA less total capex excluding one-time waste investments) divided by adjusted EBITDA.
(5)	Source: Management estimates, Company Public Filings, CapitalIQ as of September 28, 2018 (see slide 31 for additional details).
(6)	FCF is defined as adjusted EBITDA less total capex excluding one-time waste investments.
(7)	EV / EBITDA multiples based on pro forma LTM adjusted EBITDA.

5

6 I. Company Overview II. Growth Strategies III. Financial Summary IV. Appendix Table of Contents 8 20 27 34

6

C OMPANY O VERVIEW Marine Standby Response

8 x Provides an Integrated Solution x Unmatched Suite of Essential EH&S Services x Delivers Scale with Global Capabilities x Blue - Chip Customers Across Diverse End Markets x Significant Barriers to Entry x Complex & Stringent Regulatory Environment x Stability through Recessions & Commodity Cycles x Highly Visible & Profitable Financial Model x Proven Management Team with Significant Experience x Multi - Pronged Standby Services Growth x National Corporate Account Growth x Near - Term Waste Disposal Expansion x Established Acquisition Platform Investment Highlights Compelling Opportunity to Further Enhance & Differentiate NRC’s Platform Compelling Opportunity Exceptional Growth

8

9 2018E Adj. EBITDA $85M - $90M Scalable Platform Poised for Growth (1) AOST is a partnered local emergency response provider . Key Figures Service Offering Breakdown Global Platform Diverse Offering, Global P latform and Blue - Chip C ustomer B ase Drive NRC Longstanding Blue - Chip Customer Base Compelling Investment Merits NRC Locations ICN Locations NRC Equipment Only Headquarters AOST Locations (1) $360M - $380M 2018E Revenue 10 Acquisitions Since 2013 99% Standby Services Customer Retention 5,000+ Diverse Customer Base Standby 23% Environmental 47% Waste Disposal 30% $85M - $90M 2018E Adj. EBITDA 1,200 + MSAs ~50 Average Daily Projects 1,000+ Scalable Employee Base Comprehensive Suite of Specialized Services Significant Barriers to Entry Highly Recurring, Non - Discretionary Demand Exceptional Cash Flow Generation Attractive Market Opportunity National Scale with Global Service Capabilities Multi - Pronged Growth Strategy Established Acquisition Platform Experienced Management Team Standby Services Environmental Services Waste Disposal Services

(1)	AOST is a partnered local emergency response provider

9

10 Key Customer Value Proposition NRC Provides an Integrated Solution Comprehensive Suite of Non - Discretionary, Mission - Critical Capabilities Standby Services (23% of 2018E Adj. EBITDA (1) ) Environmental Services (47% of 2018E Adj. EBITDA (1) ) Waste Disposal Services (30% of 2018E Adj. EBITDA (1) ) High - margin retainer - based business that provides opportunity for incremental marine spill response revenue High - frequency, non - discretionary, small - ticket suite of recurring services across broad base of customers Uniquely - positioned assets that provide broad waste disposal capabilities serving the Texas energy market x Full suite of services supported by specialized equipment x Required federal, state and local certifications and accreditations x 24/7 emergency response x First and only call customers need to make in an emergency x Minimize outstanding MSAs and vendor agreements for customers x S uccessful track record of high quality project execution (1) Excludes $11 million of estimated corporate overhead expenses, which is not allocated to the individual segments.

(1)	Excludes $11 million of estimated corporate overhead expenses, which is not allocated to the individual segments.

10

11 Company Standby Services Environmental / Industrial Services Emergency Response Waste Disposal Unmatched Suite of Essential EH&S Services NRC is the ONLY Provider Of End - to - End Environmental Solutions Core Focus Non - Core Focus

11

12 100 + Strategically Located Facilities Augmented by ICN, MRN, and ARN to Greatly Enhance Capabilities (1) • Independent Contractor Network (“ICN”): ICN is a highly skilled network of 140+ emergency response companies with over 500+ locations • Marine Resource Network (“MRN”): Priority access to an extensive network of marine assets • Aerial Resource Network (“ARN”): Priority access to ~30 helicopters and 15 fixed wing planes with ability to coordinate cargo logistics and dispersant services NRC Delivers Scale with Global Capabilities (1) NRC locations include 3 waste disposal sites currently pending permits . (2) AOST is a partnered local emergency response provider. Superior Solutions to Any Environmental Event , Anytime & Anywhere NRC’s Customers Need NRC Locations ICN Locations NRC Equipment Only Headquarters AOST Locations (2) Waste Disposal Location Pending Waste Disposal Locations 10 Rapidly deploy assets and personnel within 1 - 24 hours depending upon proximity of necessary equipment Customer or U.S. Coast Guard places call into NRC’s 24/7 International Operations Center to report incident Utilize proprietary database to identify appropriate internal or ICN, MRN and/or ARN resources to fulfill needs Rapid Response Capabilities

(1)	NRC locations include 3 waste disposal sites currently pending permits.
(2)	AOST is a partnered local emergency response provider.

12

13 32% 14% 12% 11% 7% 5% 3% 3% 12% Industrial Non - Regulated O&G OPA - 90 Utility / Municipal Oil & Gas Waste Disposal Transportation Government Pharma Other Blue - Chip Customers Across Diverse End Markets (1) Revenue excludes all domestic environmental services customers <$30,000. Highly Diversified R evenue Across End Markets, Servicing 5,000+ Customers 2017 Revenue by End Market (1) Key Clients by End Market • Substantial portion of revenue (67% in 2017) is comprised of customers that require high - volume, low - ticket projects across industrial, transportation, utility, and government end markets • OPA - 90 customers, which represent 12% of 2017 revenue, are required by law to procure compliance coverage every year • Waste disposal services provided to oil & gas customers are highly - regulated and considered non - discretionary (i.e., operators must terminate waste at permitted facilities within a defined framework) Upstream Midstream Transportation Other Downstream Industrial Utility

(1)	Revenue excludes all domestic environmental services customers <$30,000.

13

14 Significant Barriers to Entry Specialized Asset Base and Essential Regulatory Certifications Investment in Asset Base Required Certifications & Accreditations x $200+ million asset base (1) across Standby Services, Environmental Services, and Waste Disposal x Unique equipment not readily available x Specialized capabilities require operational expertise and extensive training requirements x Proprietary technology platform tracks location and status of specialized equipment, enabling compliance with regulatory mandated response times x No new entrants in standby market since inception x Federal , state, and local legislation and other environmental agencies require numerous certifications and accreditations x Expensive multi - step, complex permitting processes are often cost and time prohibitive x Decades of experience successfully permitting and maintaining regulatory compliance x Long - time Jones Act operator Value of Existing Equipment (1) ($ in millions) U.S. Coastguard California Washington / Alaska Location National State State Required (Yes / No) P P P Type of OSRO Classification (1) Value shown as current insured value of Vessels and Marine Equipment; Vehicles & Rolling Stock; and Other Equipment. Waste Disposal assets shown as total capital investment from 2015 - 2019E. Does not include impact of Cleanline and SWS acquisitions. $74 $60 $17 $62 $213 $0 $50 $100 $150 $200 $250 Vessels & Marine Vehicles & Rolling Stock Other Equipment Waste Disposal Assets Total

(1)	Value shown as current insured value of Vessels and Marine Equipment; Vehicles & Rolling Stock; and Other Equipment. Waste Disposal assets shown as total capital investment from 2015-2019E. Does not include impact of Cleanline and SWS acquisitions.

14

Complex & Stringent Regulatory Environment

Complexity of Regulatory Compliance Driving Demand to Comprehensive Providers of Scale

Regulatory History

Environmental Services Regulations Have Consistently Become Increasingly Stringent

Future
- State-level waste disposal regulations (following new CA regulations)
- Updates to existing regulatory framework

2000s
- Cathode Ray Tube Rule
- Regulation of Solvent Contaminated Wipes
- Disposal of Coal Combustion Residuals from Electric Utilities

1990s
- Oil Pollution Act of 1990 (OPA-90)
- Federal Facilities Compliance Act
- Universal Waste Rule
- PCB Penalty Policy

1980s
- Emergency Planning and Community Right-to-Know Act
- Comprehensive Environmental Response, Compensation and Liability Act

1970s & Prior
- Safe Drinking Water Act
- Clean Water Act
- Toxic Substances Control Act
- Resource Conservation and Recovery Act
- Clean Air Act
- Solid Waste Disposal Act (SWDA) (1965)
- SWDA Amendment

Why NRC Wins

- ✓ Safety Record
- ✓ Track Record
- ✓ Brand Recognition
- ✓ Responsiveness
- ✓ Scale
- ✓ Technical Expertise
- ✓ Asset Base
- ✓ Vendor Relationships

HENNESSY CAPITAL | NRCG

16 Historical Revenue Trend Stability through Recessions & Commodity Cycles (1) 2008 - 2011 (prior ownership period) based on NRC management estimates, as adjusted to exclude $ 603 million in 2009 - 2010 related to Deepwater Horizon. Audited revenue utilized for 2012 - 2017 , together with NRC management estimates for 2012 - May 2015 Sprint revenue and exclusion of a $ 43 million large marine spill event in 2014 . (2) Source: U.S . Energy Information Administration . (3) Based on revenue of $130 million in 2012 and revenue of $278 million in 2017. Mission - Critical Nature of Services Generate Recession Resistant Demand Revenue CAGR of 16% (3) through significant commodity price volatility Stable and consistent performance through the Great Recession (1) (2) $20 $40 $60 $80 $100 $0 $100 $200 $300 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Average $ / Barrel $ in Millions, unaudited Revenue WTI Crude Oil Price

(1)	2008 - 2011 (prior ownership period) based on NRC management estimates, as adjusted to exclude $603 million in 2009 - 2010 related to Deepwater Horizon. Audited revenue utilized for 2012 - 2017, together with NRC management estimates for 2012 - May 2015 Sprint revenue and exclusion of a $43 million large marine spill event in 2014.
(2)	Source: U.S. Energy Information Administration.
(3)	Based on revenue of $130 million in 2012 and revenue of $278 million in 2017.

16

17 are under retainer and over 60% have retainer contracts spanning with tenure of standby services Resilient 50,000 Revenue Stability Coupled with Exceptional Margins Drives Extraordinary Free Cash Flow Highly Visible & Profitable Financial Model NRC presented on a pro forma basis for intra - period acquisitions. (1) Based on NRC management estimates and of historical segment performance. (2) As of June 30, 2018. (3) Total adjusted EBITDA includes corporate overhead expenses of ($ 7 ) million in 2015, ($ 7) million in 2016, ($10) million in 2017, ($ 11) million in 2018E and ($ 12) million in 2019E. 2015 excludes $ 9 million of adjusted EBITDA related to a large response event. 2018 and 2019 adjusted EBITDA excludes any incremental costs that may be incurred due to being a public company. (4) FCF Conversion is defined as FCF (adjusted EBITDA less total capex excluding one - time waste investments) divided by adjusted EBITDA . Non - Discretionary Demand Delivers Profitability & Compelling FCF Conversion Adjusted EBITDA by Service (3) ($ in millions) Free Cash Flow Conversion (4) Standby Services x Highly recurring revenue base with ~99% customer retention (2,000+ customers and 20,000+ assets covered) x Over 80% of revenue from customers with contracts over 5 years with half over 10 years x 85% flow through of incremental revenue to adjusted EBITDA (1) Environmental Services Waste Disposal Services x Vast majority of environmental services revenue derived from ~1,200 MSAs x Performs over 20,000 projects annually for over 3,000 customers x Growing need across diverse end markets with high frequency, small ticket jobs driving diversity and stability x Permitting of wellbores provide enhanced visibility into regional waste streams x Since opening Karnes in Q2 2016, processed >66,000 loads with ~ 20 active / daily blue - chip customers (2) x Differentiated capabilities include ability to accept all oil & gas exempt waste streams and 24 / 7 operations $51 $42 $74 $85 - $90 $105 - $115 $0 $30 $60 $90 $120 $150 PF 2015 PF 2016 PF 2017 2018E 2019E Standy Services Environmental Services Waste Disposal 72% 77% 76% 75% 77% 0% 20% 40% 60% 80% 100% PF 2015 PF 2016 PF 2017 2018E 2019E

NRC presented on a pro forma basis for intra-period acquisitions.

(1)	Based on NRC management estimates and of historical segment performance.
(2)	As of June 30, 2018.
(3)	Total adjusted EBITDA includes corporate overhead expenses of ($7) million in 2015, ($7) million in 2016, ($10) million in 2017, ($11) million in 2018E and ($12) million in 2019E. 2015 excludes $9 million of adjusted EBITDA related to a large response event. 2018 and 2019 adjusted EBITDA excludes any incremental costs that may be incurred due to being a public company.
(4)	FCF Conversion is defined as FCF (adjusted EBITDA less total capex excluding one-time waste investments) divided by adjusted EBITDA.

17

Proven Management Team with Significant Experience

NRC's Senior Management Team Averages 20+ Years of Experience

Chris Swinbank
Chief Executive Officer

- 21+ years of environmental services experience
- Founded, built, and sold several waste management related businesses since 2005
- Served in various capacities at several Sprint entities providing waste management services

Paul Taveira
President, Standby & Environmental

- 27+ years of experience in the environmental services industry; has executed over 30 acquisitions
- Prior roles include CEO of A&D Environmental Services Inc. and President of PSC Inc.

Joe Peterson
Chief Financial Officer

- 20+ years of experience in the financial services industry as well as prior private equity owned companies
- Prior roles include SVP of Finance for a global consumer finance company and various divisional CFO roles at American Express

Robby Nelson
President, Waste Disposal

- 11+ years of industry experience in the environmental services industry
- Formerly VP of Corporate Operational Development at C&J Energy Services
- Currently serves on the Board of Directors of Sanchez Energy

HENNESSY CAPITAL | NRCG

G ROWTH S TRATEGIES Karnes Waste Disposal Facility

20 Scalable Platform with Multiple Avenues for Growth Multi - Pronged Standby Services Growth 1 x Proven ability to increase contracted retainers with unmatched retention x Increasing “tolling” revenue and roll - out of Global Response Services x First - mover advantage in newly privatized Mexican oil & gas markets Near - Term Waste Expansion 3 x Customers pulling NRC into new geographies to support existing activities x Exceptional unit economics and rapid payback period x Significant experience designing, permitting & operating landfills Established Acquisition Platform 4 x Successfully integrated 10 acquisitions since 2013 – avg . ~4.0x (1) multiple x Extensive acquisition pipeline of transformative and bolt - on targets x Acquire ICNs to increase self - performed response and enhance margins National Corporate Account Growth 2 x Offer national and regional accounts that require diverse service capabilities x Momentum with recent key customer wins in diverse end markets x Significant cross - selling opportunities – only 5% of clients use 3+ services (1) EV / EBITDA multiples based on pro forma LTM adjusted EBITDA ..

(1)	EV / EBITDA multiples based on pro forma LTM adjusted EBITDA.

20

21 Multi - Pronged Standby Services Growth Global Presence Enables NRC to Capitalize on Attractive Growth Prospects 1 (1) NRC management estimates. (2) Based on NRC management estimates and of historical segment performance. (3) Based on 2016 commissioned industry study by a leading consulting firm. (4) Source: MarineTraffic. • Incremental revenue generated from “tolls” charged to customers for specific compliance coverage when a vessel enters an independently - regulated geography – 100% flow through to adjusted EBITDA (2) ► NRC maintains a vessel market share of 75% (3) and is the dominant recipient of tolling revenue • Strong growth prospects for nascent offerings in Alaska (entered in 2015) and South America (entered in 2016) ► Both markets are expected to contribute over $1.0 million of revenue in 2018 • Global Response Services leverages Company’s unique global footprint and capabilities to be the only single - source Standby Services provider globally ► ~$ 20 million identified addressable market (1) Tolling Revenue & Global Response Services (GRS) Snapshot of En Voyage Vessels & Tankers (4) Vessels Tankers • Mexico represents a significant growth opportunity, and NRC’s first mover advantage in a newly regulated industry with limited competition has established a strong competitive position ► Currently maintain 100% market share (won all 6 tenders to date) ► $2.9 million of new contracts won within first 24 months of operations ► >$50 million 5 - year addressable market (1) Mexico Opportunity Mexico Addressable Market (1) 5 - Year Addressable Market $50M+ Near - Term Addressable Market $23M+ Existing Operations $10M

(1)	NRC management estimates.
(2)	Based on NRC management estimates and of historical segment performance.
(3)	Based on 2016 commissioned industry study by a leading consulting firm.
(4)	Source: MarineTraffic.

21

22 National Corporate Account Growth (1) ER = Emergency response; IC = Industrial Cleaning; SR = Site Remediation; WM = Waste Management .. (2) Data based on 2017 projects and is not pro forma for acquisitions of Cleanline and SWS. Leverage Unmatched Scale & Service Offering to Drive Customer Penetration 2 5% 95% 1 or 2 Services 3+ Services Sales Team Actively Targeting National Accounts… …And Generated Wins on Key Targets (1) Significant Cross Selling Opportunity (2) National Emergency Response Program • Type : MSA (SR, IC, WM ) • Type : MSA (ER, IC ) • Type: ER, IC, WM • Type : MSA (IC, SR ) • Type : MSA (IC, SR ) Whitman Greenhill Program Benefits Reduces Cost & Errors Consistent & Repeatable Service Provides Standardization Improves Customer Satisfaction & Produces Business Growth Provides Centralized Communication

(1)	ER = Emergency response; IC = Industrial Cleaning; SR = Site Remediation; WM = Waste Management.
(2)	Data based on 2017 projects and is not pro forma for acquisitions of Cleanline and SWS.

22

23 Meaningful market share gain driven by unique value proposition – since June 2017, volume has increased by 20% despite rig count declining by 2% 0 20 40 60 80 100 120 Jul-16 Aug-16 Sep-16 Oct-16 Nov-16 Dec-16 Jan-17 Feb-17 Mar-17 Apr-17 May-17 Jun-17 Jul-17 Aug-17 Sep-17 Oct-17 Nov-17 Dec-17 Jan-18 Feb-18 Mar-18 Apr-18 May-18 Jun-18 Rig Count Loads Monthly Loads (Reported) Trend Line Rig Count Proven Waste Disposal Model (1) Resource Conservation & Recovery Act. NRC’s Total Waste Solution Creates a Unique Competitive Advantage 3 Value Proposition x Strategic location provides critical logistics advantage for operators’ waste disposal requirements in highly active Eagle Ford Basin x Highly critical to operations – disposal of cuttings represents <1% of total cost of drilling, but can cause a rig to shut down x Construction specifications to RCRA (1) Subtitle D provide customers with high fidelity waste disposal option x Streamlined logistics design provides efficient turn - around time x Washout facility provides ancillary services for “one - stop” solution to streamline efficiencies for drivers Permian Basin – Formula for Success • [ ] ► [ ] - [ ] • Consistent ramp in volumes since opening in late 2016 • Eagle Ford remains active but is >50% below its peak activity levels • Superior value proposition in a growing market has led to rapid volume expansion and dominant market position Karnes Waste Disposal Facility – Meaningful Ramp in Volume Since Opening Driven by Market Share Gains Established Relationships with Operators High Quality, Value - Added Services Existing Environmental Services Footprint Total Waste Solutions

(1)	Resource Conservation & Recovery Act.

23

24 Near - Term Waste Disposal Expansion (1) Based on NRC management estimates. If new facilities achieved a similar ramp in volume and market share as the existing Karnes facility, annual adjusted EBITDA would be expected to exceed these estimates. Strategically Located Sites To Support Existing Customers’ Demand 3 Commentary • Highly attractive unit economics: ~$ 60 million invested in four waste disposal facilities expected to generate ~$60M adjusted EBITDA annually when fully operational (1) • Facilities have decades of permitted capacity available • Management team has decades of experience designing, permitting and operating waste disposal facilities • Permian Basin represents the most attractive market in North America with substantial ongoing investment Permian Basin – Facility Locations Coyanosa (Delaware Basin ) & Andrews (Midland Basin ) • Coyanosa and Andrews Facilities are expected to commence operations in 2019 and 2020, respectively ► Expect to acquire land in two phases throughout 2018 ► Expecting permit approvals for Coyanosa by year - end 2018 and for Andrews by early 2019 Karnes Facility (Current) Near - Term Expansion H Horizontal Oil H Horizontal Gas Reagan Facility (Midland Basin) • Reagan Facility is expected to commence operations in Q1 - 19 ► Land currently under option and acquisition will be completed upon permit issuance ► Expecting permit approval in early Q4 2018 – active dialogue with the Texas Railroad Commission (the relevant regulatory body) ► Construction for landfill expected to begin in Q4 2018 Reagan County (Q1 - 19 target start) Coyanosa, TX ( 2019 target start) Andrews, TX ( 2020 target start) Source: Baker Hughes as of May 9, 2018

(1)	Based on NRC management estimates. If new facilities achieved a similar ramp in volume and market share as the existing Karnes facility, annual adjusted EBITDA would be expected to exceed these estimates.

24

25 Established Acquisition Platform (1) EV / EBITDA multiples based on pro forma LTM adjusted EBITDA. (2) ES includes all Environmental Services except emergency response. ER includes land - based emergency response services . WD includes all waste disposal and waste water treatment. (3) Any acquisitions will be dependent on, among other things, due diligence results and NRC may not complete any acquisitions in it s pipeline. (4) Based on NRC management estimates. 10 Successful Acquisitions Since 2013; ~4.0x (1) Avg. EBITDA Multiple 4 Track Record of Executing & Integrating Acquisitions Built - in Pipeline from ICNs • ICN acquisitions increase the Company’s footprint and reduce reliance on subcontractors, thereby representing a margin expansion opportunity • Target 1 - 3 acquisitions per year • Utilize longstanding industry relationships, ICN network, and third - party brokers to maintain M&A pipeline • Track record of integrating acquisitions and achieving meaningful cost savings through IT rationalization, back office integration, reduction of duplicate facilities and buy vs. leasing equipment Actionable Pipeline of Acquisition Targets (3) ($ in millions) Independent Contractor Network Acquisition Focus Areas Target Rationale Rev (4) Current ICN Target 1 Geographic Expansion $100 Target 2 Service Enhancement $100 P Target 3 New Service $100 Target 4 Geographic Expansion $50 P Target 5 Service Enhancement $50 P Acquisitions Year Sector (2) Geography Former ICN P OTENTIAL A CQUISITION Pending WD Alaska I NTERIM A CQUISITION October 2018 WD Texas April 2018 ES & ER Southeast P March 2018 ES UK January 2017 ES & WD Pacific Northwest November 2016 ES & ER Northeast P April 2016 ES & ER Northeast P October 2014 ES & ER Alaska March 2014 ER & High Haz Rail Texas P March 2014 Offshore ES & ER UK / North Sea July 2013 ES & ER New York / Northeast P Target Rationale Rev (4) Current ICN Target 6 Service Enhancement $50 P Target 7 Service Enhancement $30 Target 8 Service Enhancement $30 P Target 9 Geographic Expansion $25 Target 10 Service Enhancement $15 P

(1)	EV / EBITDA multiples based on pro forma LTM adjusted EBITDA.
(2)	ES includes all Environmental Services except emergency response. ER includes land-based emergency response services. WD includes all waste disposal and waste water treatment.
(3)	Any acquisitions will be dependent on, among other things, due diligence results and NRC may not complete any acquisitions in its pipeline.
(4)	Based on NRC management estimates.

25

F INANCIAL S UMMARY NRC Upstream Customer

27 Summary Financial Performance Note: 2015 excludes $37 million of revenue and $9 million of adjusted EBITDA related to a large response event. NRC presented on a pro forma basis for intra - period acquisitions. (1) Total adjusted EBITDA includes corporate overhead expenses of ($7) million in 2015, ($7) million in 2016, ($10) million in 2017, ($11) million in 2018E and ($12 ) million in 2019E, which has not been allocated to the individual segments . 2018 and 2019 adjusted EBITDA excludes any incremental costs that may be incurred due to being a public company. (2) FCF Conversion is defined as FCF (adjusted EBITDA less total capex excluding one - time waste investments) divided by adjusted EBI TDA. Stable & Repeatable Performance with Exceptional Margins & FCF Conversion Revenue by Service ($ in millions) Capital Expenditures ($ in millions) Adjusted EBITDA by Service (1) ($ in millions) Free Cash Flow Conversion (2) $360 $315 $359 $360 - $380 $420 - $460 $0 $100 $200 $300 $400 $500 PF 2015 PF 2016 PF 2017 2018E 2019E Standy Services Environmental Services Waste Disposal $51 $42 $74 $85 - $90 $105 - $115 $0 $30 $60 $90 $120 $150 PF 2015 PF 2016 PF 2017 2018E 2019E Standy Services Environmental Services Waste Disposal 72% 77% 76% 75% 77% 0% 20% 40% 60% 80% 100% PF 2015 PF 2016 PF 2017 2018E 2019E $21 $14 $23 $36 $45 2% 2% 4% 3% 3% 0% 2% 4% 6% $0 $10 $20 $30 $40 $50 PF 2015 PF 2016 PF 2017 2018E 2019E Maintenance Growth One-Time Waste Investment Maintenance as % of Revenue

Note: 2015 excludes $37 million of revenue and $9 million of adjusted EBITDA related to a large response event.

NRC presented on a pro forma basis for intra-period acquisitions.

(1)	Total adjusted EBITDA includes corporate overhead expenses of ($7) million in 2015, ($7) million in 2016, ($10) million in 2017, ($11) million in 2018E and ($12) million in 2019E, which has not been allocated to the individual segments. 2018 and 2019 adjusted EBITDA excludes any incremental costs that may be incurred due to being a public company.
(2)	FCF Conversion is defined as FCF (adjusted EBITDA less total capex excluding one-time waste investments) divided by adjusted EBITDA.

27

28 Adjusted EBITDA Bridge Multiple Avenues of Growth Driving High Visibility Adjusted EBITDA Bridge ($ in millions) • Projected financials do not include additional M&A activity or the impact of any major event, which could represent upside to the projections • Standby Services – Majority of growth comes through emergence of the Mexican market, with significant upside potential as the Company continues to capitalize on its dominate global market presence • Environmental Services – Projects modest growth with ability to leverage national accounts • Waste Disposal – Growth driven primarily by conservatively staggered commencement of operations at three facilities in the Permi an Basin; currently assuming a slower ramp in activity than existing facility despite established customer relationships in the reg ion Management Commentary Note: 2018 and 2019 adjusted EBITDA excludes any incremental costs that may be incurred due to being a public company. $74 $1 $9 $5 $3 ($2) $85 - $90 $4 $4 $10 $7 $3 ($3) $105 - $115 $0 $25 $50 $75 $100 $125 $150 PF 2017 Standby Services Enviro. Services Waste Disposal Facility 1 Waste Water Treatment Corporate 2018E Standby Services Enviro. Services Waste Disposal Facility 2 Waste Disposal Facility 3 Waste Water Treatment Corporate 2019E

Note: 2018 and 2019 adjusted EBITDA excludes any incremental costs that may be incurred due to being a public company.

28

1 18% 22% 12% 13% 14% 15% 16% 17% 18% 19% 20% 21% 22% 23% 24% 1H 2017 1H 2018 $26 $40 $10 $15 $20 $25 $30 $35 $40 $45 1H 2017 1H 2018 $149 $180 $100 $110 $120 $130 $140 $150 $160 $170 $180 $190 $200 1H 2017 1H 2018 June 2018 YTD Financial Performance Significant EBITDA Growth Driven by Strong Topline Performance & Margin Expansion Revenue ($ in millions) Adjusted EBITDA ($ in millions) Adjusted EBITDA Margin Note: All periods presented on a pro forma basis as if acquisitions completed in 2017 and 2018 occurred on January 1, 2017. 1H 2017 revenue was approximated by annualizing the SWS Q1 2017 GAAP as - reported net revenue added to the NRCG 1H 2017 reported revenue.

Note: All periods presented on a pro forma basis as if acquisitions completed in 2017 and 2018 occurred on January 1, 2017. 1H 2017 revenue was approximated by annualizing the SWS Q1 2017 GAAP as-reported net revenue added to the NRCG 1H 2017 reported revenue.

29

30 75% 56% 60% 62% 68% 66% 60% 0% 20% 40% 60% 80% NRC ADSW CLH RSG ECOL WCN WM 24% 28% 15% 28% 23% 32% 28% 0% 10% 20% 30% 40% NRC ADSW CLH RSG ECOL WCN WM 22% 8% 10% 4% 12% 9% 5% 0% 10% 20% 30% NRC ADSW CLH RSG ECOL WCN WM 11% 3% 8% 2% 7% 6% 3% 0% 2% 4% 6% 8% 10% 12% NRC ADSW CLH RSG ECOL WCN WM Mean 26% Mean 62% Mean 5 % Mean 8 % Benchmarking to Peers – Growth & Margins Source: NRC management projections, Company Public Filings, CapitalIQ as of September 28, 2018. Note: Projections for public peers based on consensus Wall Street Research estimates from CapitalIQ. Note : NRC projections based on mid - point of guidance range (see slides 27 and 28 for additional details). Note: NRC presented on a pro forma basis for intra - period acquisitions. (1) FCF Conversion is defined as FCF ( a djusted EBITDA less total capex excluding one - time waste investments ) divided by adjusted EBITDA. NRC Maintains an Exceptional Growth, Margin and Cash F low Profile 2017 – 2019E Revenue CAGR 2017 – 2019E Adjusted EBITDA CAGR 2018E Adjusted EBITDA Margins 2018E Free Cash Flow Conversion (1)

Note: All periods

Source: NRC management projections, Company Public Filings, CapitalIQ as of September 28, 2018.

Note: Projections for public peers based on consensus Wall Street Research estimates from CapitalIQ.

Note: NRC projections based on mid-point of guidance range (see slides 27 and 28 for additional details).

Note: NRC presented on a pro forma basis for intra-period acquisitions.

(1)	FCF Conversion is defined as FCF (adjusted EBITDA less total capex excluding one-time waste investments) divided by adjusted EBITDA.

30

31 9.4x 16.5x 17.0x 16.7x 19.2x 21.4x 17.5x 0.0x 5.0x 10.0x 15.0x 20.0x 25.0x 30.0x NRC ADSW CLH RSG ECOL WCN WM 12.2x 17.9x 18.8x 18.3x 21.9x 23.9x 19.3x 0.0x 5.0x 10.0x 15.0x 20.0x 25.0x 30.0x NRC ADSW CLH RSG ECOL WCN WM 7.2x 9.5x 10.6x 10.6x 13.4x 14.4x 11.0x 0.0x 4.0x 8.0x 12.0x 16.0x 20.0x NRC ADSW CLH RSG ECOL WCN WM 9.1x 10.0x 11.3x 11.3x 14.8x 15.8x 11.5x 0.0x 4.0x 8.0x 12.0x 16.0x 20.0x NRC ADSW CLH RSG ECOL WCN WM Mean 12.5x Mean 11.6x Mean 20.0x Mean 18.1x Benchmarking to Peers – Valuation Source: NRC management projections, Company Public Filings, CapitalIQ as of September 28, 2018. Note: Projections for public peers based on consensus Wall Street Research estimates from CapitalIQ. Note: NRC projections based on mid - point of guidance range. NRC presented on a pro forma basis for intra - period acquisitions . (1) FCF is defined as a djusted EBITDA less total capex excluding one - time waste investments . Ability to Invest in NRC at a Discount to Peers Despite Premium Business EV / 2018E FCF (1) EV / 2019E FCF (1) EV / 2018E Adjusted EBITDA EV / 2019E Adjusted EBITDA

Source: NRC management projections, Company Public Filings, CapitalIQ as of September 28, 2018.

Note: Projections for public peers based on consensus Wall Street Research estimates from CapitalIQ.

Note: NRC projections based on mid-point of guidance range.

NRC presented on a pro forma basis for intra-period acquisitions.

(1)	FCF is defined as adjusted EBITDA less total capex excluding one-time waste investments.

31

32 x Provides an Integrated Solution x Unmatched Suite of Essential EH&S Services x Delivers Scale with Global Capabilities x Blue - Chip Customers Across Diverse End Markets x Significant Barriers to Entry x Complex & Stringent Regulatory Environment x Stability through Recessions & Commodity Cycles x Highly Visible & Profitable Financial Model x Proven Management Team with Significant Experience x Multi - Pronged Standby Services Growth x National Corporate Account Growth x Near - Term Waste Disposal Expansion x Established Acquisition Platform Conclusion Compelling Opportunity to Further Enhance & Differentiate NRC’s Platform Compelling Opportunity Exceptional Growth

32

A PPENDIX Emergency Response – Oil Spill

34 Indicative Transaction Overview (1) Based on estimated $263 million cash held in trust at closing and assumes 35% redemptions for illustrative purposes, which is th e scenario that provides maximum cash to NRC selling shareholders but no proceeds for debt reduction. If redemptions are lowe r t han 35%, any incremental cash from HCAC’s trust would be used to pay down existing debt. 0% redemptions and existing NRC shareholders maintaining 20% pro forma ownersh ip would result in net debt of $225 million or 2.6x 2018E Adjusted EBITDA. (2) Assumes 35% redemptions for illustrative purposes and follows additional assumptions as presented in the HCAC Definitive Proxy statement filed on October 1, 2018 at the end of the section titled “Frequently Used Terms ”. Based NRCG debt and cash as of October 2018 after giving effect the incremental term loan raised to fund the Interim Acquisition and Potential Acquisition (and such debt and cash amounts may vary as of the cl osing date) and to the combination of National Response Corporation and Sprint Energy Services and related dividend recapitalization (and such debt and cash amounts may vary as of the closing date). Estimated per share value of $10.23 based on anticipated redemption value of SPAC shares and share counts and ownership exclude 19.2 million HCAC warrants (strike price of $11.50 , or ~12% out - of - the money). (3) Excludes NRCG transaction expenses as they are anticipated to be paid out of the Cash Consideration. (4) Projected adjusted EBITDA based on mid - point of guidance range (see slides 27 and 28 for additional details). (5) $40 million committed but no borrowings expected at closing of the proposed transaction. (6) Includes JFL’s PIPE investment of $20 million, representing 2.0 million shares and 6% ownership. Estimated Sources ($ in millions) Estimated Uses ($ in millions) Illustrative Pro Forma Capitalization (2) ($ in millions) Illustrative Pro Forma Ownership (2) (shares in millions) Assumption of Existing Net Debt $340 Assumed HCAC Cash-in-Trust (1) 171 Common Equity PIPE 43 Convertible Preferred 105 Stock Consideration (2) 70 TOTAL SOURCES $728 Assumption of Existing Net Debt $340 Cash Consideration 299 Stock Consideration (2) 70 Estimated HCAC Fees & Expenses (3) 20 TOTAL USES $728 $ x 2018EAdj. EBITDA (4) x 2019EAdj. EBITDA (4) Cash $9 Revolver (5) 0 0.0x 0.0x Senior Term Loan 347 4.0x 3.2x Equipment Financing 2 0.0x 0.0x Total Debt $349 4.0x 3.2x Net Debt $340 3.9x 3.1x Equity Market Capitalization $349 Net Debt 340 Convertible Preferred 105 Pro Forma Enterprise Value $794 9.1x 7.2x Shares % HCAC Shareholders 23.0 67% PIPE Investors (6) 4.3 13% Existing NRC Equityholders 6.8 20% Pro Forma Outstanding Shares 34.1 100%

(1)	Based on estimated $263 million cash held in trust at closing and assumes 35% redemptions for illustrative purposes, which is the scenario that provides maximum cash to NRC selling shareholders but no proceeds for debt reduction. If redemptions are lower than 35%, any incremental cash from HCAC’s trust would be used to pay down existing debt. 0% redemptions and existing NRC shareholders maintaining 20% pro forma ownership would result in net debt of $225 million or 2.6x 2018E Adjusted EBITDA.
(2)	Assumes 35% redemptions for illustrative purposes and follows additional assumptions as presented in the HCAC Definitive Proxy statement filed on October 1, 2018 at the end of the section titled “Frequently Used Terms”. Based NRCG debt and cash as of October 2018 after giving effect the incremental term loan raised to fund the Interim Acquisition and Potential Acquisition (and such debt and cash amounts may vary as of the closing date) and to the combination of National Response Corporation and Sprint Energy Services and related dividend recapitalization (and such debt and cash amounts may vary as of the closing date). Estimated per share value of $10.23 based on anticipated redemption value of SPAC shares and share counts and ownership exclude 19.2 million HCAC warrants (strike price of $11.50, or ~12% out-of-the money).
(3)	Excludes NRCG transaction expenses as they are anticipated to be paid out of the Cash Consideration.
(4)	Projected adjusted EBITDA based on mid-point of guidance range (see slides 27 and 28 for additional details).
(5)	$40 million committed but no borrowings expected at closing of the proposed transaction.
(6)	Includes JFL’s PIPE investment of $20 million at $10.25 per share, representing 2.0 million shares and 6% pro forma ownership.

34

35 • Former CEO and Director of Quanta Services ( NYSE:PWR ) where he grew the business to over $7 billion of revenue and over $5 billion of market capitalization • Quanta completed nearly 200 acquisitions under Jim’s leadership • He is currently a director at First Energy, National Trench Safety and at Sterling Lumber, where he was elected Chairman in 2016 • CEO and Director of Quanta Services from 2011 until 2016 • COO of Quanta from 2008 – 2011 • From 2002 – 2008, he was Senior Vice President of Operation Integration and Audit • Jim joined Quanta in 1999 • Jim began his career at Halliburton, where he rose from engineering, sales and operational roles into global leadership positions, including overseeing operations for Clean Gulf Associates, one of three U.S. OSRO standby providers • Received a B.S. in Civil Engineering from Tulane University Jim O’Neil As Executive Chairman, Jim O’Neil will Provide Proven Leadership & Results Jim O’Neil III Hennessy Capital Acquisition Corp. III Independent Director

35

36 • Over 30 years of diverse business experience in various executive roles • Formerly President, CEO, COO, CFO, and Director of US Ecology, Inc. ( NASDAQ:ECOL ) where he successfully grew the business organically and through acquisitions to over $250 million of revenue with a $500 million market capitalization (currently $1.3 billion) • President, CEO, and Director of US Ecology, Inc. from 2010 – 2012 ► Served as CFO from 1999 – 2006 ► Served as COO in 2009 • He is currently a Director at Waste Control Specialists; Quantum Spatial Inc.; Living Earth, LLC; and Peak Utility Services Group, Inc., where he was elected Chairman in 2014 • CEO of Peak Utility Services Group from 2014 – 2017 • CFO of SECOR International, Inc. from 2006 – 2008 • Designated SEC Financial Expert • Received a BS and an MBA from Oregon State University Jim Baumgardner Experienced, Independent Board Member Providing Unique & Valuable Insight Jim Baumgardner Independent Director

36

Customer Case Studies

Customers Rely on NRC's Solutions to Maintain Uptime & EH&S Compliance

Standby Services

Situation Overview

- **Customer:** TransCanada
- **Location:** Britton, SD
- **Service:** Standby Services

Customer Challenge

- In November 2017, TransCanada asked NRC to respond to a significant leak in their pipeline near Britton, SD
- Estimated 5,000 bbls of crude oil spilled

NRC Solution

- NRC quickly activated assets from ICN
- Built a 1-mile road to the remote site
- Managed 100+ personnel
- Utilized a wide array of vacuum trucks, storage tanks, pumps, earth-moving equipment and safety equipment
- **Growth opportunities: Keystone Pipeline and Mexico**

Environmental Services

Situation Overview

- **Customer:** Genentech
- **Location:** 3 Facilities
- **Service:** Environmental

Customer Challenge

- Environmental services support required at three pharma and laboratory facilities
- 24/7 emergency response

NRC Solution

- Employees on-site to provide services including equipment decontamination
- Designated the primary 24/7 emergency responder for all 3 sites
- **Awarded a 5 year MSA in 2009 that has been extended to August 2019**
- **Awarded "Vendor of the Year" by Genentech out of ~300 total vendors**

Waste Disposal Services

Situation Overview

- **Customer:** PIONEER NATURAL RESOURCES
- **Location:** Eagle Ford & Permian
- **Service:** Waste Disposal

Customer Challenge

- Pioneer utilized NRC's disposal capabilities when they were more active in the Eagle Ford
- Currently active in the Permian Basin

NRC Solution

- Pioneer has become one of NRC's largest customers almost entirely through utilization of environmental services in the Permian Basin
- **Growth opportunity: Pioneer is one of the largest operators in the vicinity of the Reagan facility, and expected to be an anchor customer once opened**

HENNESSY CAPITAL | NRCG

38 (1) Source: U.S . Energy Information Administration. (2) Source: U.S. Energy Information Administration. Represents U.S. Refinery Annual Operable Atmospheric Crude Oil Distillation Capacity (Barrels per Stream Day), and U.S. Refinery Catalytic Reforming, Catalytic Cracking, and Catalytic Hydrocracking Downstream Charge Capacity (Barrels per Calendar Day). Commercial Standby Services Provider with 75% Market Share in Core Markets Market Overview U.S. Crude Oil Exports & Production (1) Attractive Secular Trends and Growth Opportunities U.S. Refinery Capacity (2) Standby Services Market Overview • Legislation enacted post - Exxon - Valdez (OPA - 90) requires onshore and offshore facilities and vessels carrying oil or a derivative to have a plan for “worst case discharge” • Steady long - term growth driven by consistent expansion of energy infrastructure and increasing regulatory scrutiny requiring OSRO usage • High barriers to entry driven by high cost of failure, necessity of scale, and regulatory certification requirements • Continued growth in domestic oil & gas production, together with emergence of U.S. crude export market, driving growth in vessel and tanker voyages • Emerging opportunity to generate incremental “tolling” revenue from fees charged to customer vessels entering independently - regulated geographies • Market potential in new geographies, including Mexico, as well as new sales initiatives targeting ability to offer current and prospective customers broader suite of services 24.1 24.4 24.6 24.8 24.8 25.0 25.3 25.6 25.9 26.1 26.1 29.3 29.8 29.2 30.0 30.2 30.2 30.6 31.0 0 5 10 15 20 25 30 35 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Million Bbls / Day Operable Crude Distillation Capacity Conversion Capacity 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Thousand Barrels per Day Thousand Barrels U.S. Crude Oil Exports U.S. Crude Oil Production

(1)	Source: U.S. Energy Information Administration.
(2)	Source: U.S. Energy Information Administration. Represents U.S. Refinery Annual Operable Atmospheric Crude Oil Distillation Capacity (Barrels per Stream Day), and U.S. Refinery Catalytic Reforming, Catalytic Cracking, and Catalytic Hydrocracking Downstream Charge Capacity (Barrels per Calendar Day).

38

39 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Number of Reported Incidents Environmental Services Market Overview (1) Source: IBISWorld. (2) Source: IHS Markit. (3) Source: National Response Center; note, not all incidents are reported to the National Response Center. Regulatory and End Market D ynamics P osition NRC for Sustained Growth Supportive End - Market Conditions & Outlook • Robust and increasing EH&S regulatory requirements provide fundamental support to the environmental services market • Stable projected growth in activity across a broad set of industrial subsectors support growing demand for environmental services • In addition to maintenance requirements, there are a stable number of environmental incidents that occur each year $17 Billion Addressable Market (1) U.S. Manufacturing Purchasing Managers’ Index (2) Stability of Reported U.S. Environmental Incidents (3) Site Remediation Building Remediation Environmental Emergency Response Other Services 50% 26% 13% 11% Average: ~30,000 incidents per year 50 51 52 53 54 55 56 57

(1)	Source: IBISWorld.
(2)	Source: IHS Markit.
(3)	Source: National Response Center; note, not all incidents are reported to the National Response Center.

39

40 80 58 51 36 35 0 20 40 60 80 100 80 73 49 46 46 0 20 40 60 80 100 Waste Disposal Market Overview (1) Source: Spears. (2) Represents cumulative production volume in 2016. Industry and Capex Dynamics Position NRC to Achieve Outsized Growth Supportive End - Market Conditions & Outlook • Steadily increasing focus on environmental stewardship • Waste streams are regulated by federal and state laws that require proper disposal according to stringent requirements ► Operators find the waste regulatory requirements too complicated or capital intensive to keep in - house • Company is well - positioned to capitalize on increased activity in core markets (e.g., Permian and Eagle Ford ) • Reliable waste disposal services are critical to E&P operations, yet represent a modest portion of total costs West Texas Drives Oilfield Demand (1) Karnes vs. Top Producing Counties (2) ( million bbls) E&P Capex Budgets Offer Substantial Upside 0 20 40 60 80 100 120 140 0% 20% 40% 60% 80% 100% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Feet Drilled (millions) US Horizontal Rigs Eagle Ford + Permian Rest of US Eagle Ford Permian '16/'17 '17/'18E ($ in billions) 2016A 2017A 2018E $ Change % Change $ Change % Change Permian $17 $27 $33 $9 53% $7 24% Eagle Ford $9 $12 $15 $3 33% 3 26% Marcellus / Utica $8 $13 $13 $5 55% 1 4% Bakken $7 $8 $10 $2 28% 2 24% Niobrara $3 $5 $6 $2 61% 1 18% Top Five Unconventional $44 $65 $78 $21 46% $13 20% Other U.S. Unconventional $10 $13 $16 $3 29% 3 21% Total U.S. Unconventional $54 $78 $93 $23 43% $16 20% Eagle Ford Permian

(1)	Source: Spears.
(2)	Represents cumulative production volume in 2016.

40

41 $32 $32 $35 $35 $35 $35 $36 $36 $37 $38 $38 $39 $41 $42 $43 $43 $44 $46 $47 $47 $49 $49 $51 $54 $61 $66 $84 $0 $20 $40 $60 $80 $100 $78 $68 $67 $55 $45 $40 $37 $36 $0 $20 $40 $60 $80 $100 2012 2013 2014 2015 1H16 2H16 1H17 Current Waste Disposal Market Overview (cont’d) Sustainable Improvements in Shale Economics Driven by Lower Lifting Costs Eagle Ford Breakeven ($ / bbl ) Oil Breakevens by Basin (1) ($ / bbl) Source: Wall Street Research . (1) At 15% ATAX IRR. Breakeven costs have continued to move lower driven primarily by advances in technology, efficiency gains, and well performance Company’s Karnes Facility is strategically located in the core of the oil window of the Eagle Ford – the one - year forward curve is currently 108% above this break - even price per barrel Permian Eagle Ford Other Company Operating Areas WTI Forward Price

Source: Wall Street Research.

(1)	At 15% ATAX IRR.

41

2 Adjusted EBITDA Reconciliation (1) GAAP net income. (2) Consists of one - time set - up costs for growth opportunities in Mexico, senior management placement fees, as well as expenses related to ad d - on acquisitions such as severance, one - time legal, rebranding, and closure costs. (3) Stub period reported EBITDA of certain NRC acquisitions prior to the acquisition. (4) NRC normalized results from Southern California and New England regions, which underwent material reorganization starting in Apri l 2 017. These adjustments are evidenced by increased performance in the first quarter of 2018 versus the first quarter of 2017. Thi s also includes the savings from terminating SWS corporate employees as well as the remaining financial results associated with the closed SWS service centers . S print normalized results consist of the impact of Hurricane Harvey - related closure of the Karnes Facility and temporarily low ma rgins during the start - up phase of the Pecos facility. (5) Consists of identified hard cost savings from planned headcount reductions, insurance savings and purchasing efficiencies from integra tio n the SWS acquisition. Actions have taken or are currently taking place. (6) NRC includes identified one - time, non - recurring expenses including severance, consulting, lawsuit settlement and other expenses not anticipated to occur in future periods. Sprint consists of extraordinary, non - recurring items including add - back of landfill ren tal equipment unaudited that has been purchased and start - up costs for a new yard. (7) NRC consists of savings realized from cost reduction initiatives completed in the Pacific Northwest, Northern California and East re gions, including headcount reductions and procurement along with a reduction - in - force completed in April 2018. Sprint consists of the impact of price increases implemented by Sprint since late 2017 at the Karnes Fa cility as well as the removal of non - recurring operating costs associated with the disposal pit. (8) Consists of out - of - period timing adjustments and reclassification of capitalized leases stemming from the PCAOB audit which are not appli cable under the New Credit Facility . (9) FCF is defined as a djusted EBITDA less total capex excluding one - time waste investments . ($ in millions) 2015 2016 2017 1H 2017 1H 2018 Net Income (Loss) (1) ($24.7) ($49.1) $5.7 ($6.0) ($0.6) Total income tax expense (benefit) 1.3 (3.2) 0.4 0.2 (1.0) Interest income (0.0) (0.0) (0.0) (0.0) - Interest expense 13.5 13.4 14.1 6.9 7.6 Loss on debt extinguishment - - - - 2.7 Foreign currency gain (loss) 0.6 0.1 0.4 (0.0) (0.0) Depreciation and amortization 31.5 32.5 26.1 12.7 11.8 Other expense, net - - - - 0.0 Management fees 1.4 1.9 1.0 0.8 0.8 Impairment expense of goodwill and intangible assets - 24.9 - - - Acquisition Transaction expenses 4.7 6.4 0.6 0.4 3.3 Transition expenses and extraordinary items (2) 6.4 7.5 4.7 2.1 2.3 Pre-NRC EBITDA contribution (3) 15.5 (2.8) (0.5) (1.8) (1.7) Restructuring and large event adjustments (4) (8.8) 2.5 5.2 2.6 3.0 Estimated SWS acquisition synergies (5) - - 3.8 1.9 1.9 Expenses not in the ordinary course of business (6) 4.6 5.2 3.2 2.0 0.5 Reorganization adjustments (7) 2.7 2.2 4.4 2.3 2.8 Reclassification items (8) 0.1 0.0 (0.3) - 2.3 Total Adjustments 73.4 89.8 63.2 30.2 36.3 Adjusted EBITDA $48.7 $40.7 $68.8 $24.2 $35.7 Interim Acquisition 1.4 0.2 3.0 1.3 2.8 Potential Acquisition 0.8 1.2 1.7 0.9 1.0 Pro Forma Adjusted EBITDA $50.9 $42.2 $73.6 $26.3 $39.5 Maintenance 8.5 7.6 12.9 - - Growth 5.8 2.3 4.9 - - Capital Expenditures $14.4 $9.9 $17.8 - - Free Cash Flow (9) $36.5 $32.3 $55.8 - -

(1)	GAAP net income.
(2)	Consists of one-time set-up costs for growth opportunities in Mexico, senior management placement fees, as well as expenses related to add-on acquisitions such as severance, one-time legal, rebranding, and closure costs.
(3)	Stub period reported EBITDA of certain NRC acquisitions prior to the acquisition.
(4)	NRC normalized results from Southern California and New England regions, which underwent material reorganization starting in April 2017. These adjustments are evidenced by increased performance in the first quarter of 2018 versus the first quarter of 2017. This also includes the savings from terminating SWS corporate employees as well as the remaining financial results associated with the closed SWS service centers. Sprint normalized results consist of the impact of Hurricane Harvey-related closure of the Karnes Facility and temporarily low margins during the start-up phase of the Pecos facility.
(5)	Consists of identified hard cost savings from planned headcount reductions, insurance savings and purchasing efficiencies from integration the SWS acquisition. Actions have taken or are currently taking place.
(6)	NRC includes identified one-time, non-recurring expenses including severance, consulting, lawsuit settlement and other expenses not anticipated to occur in future periods. Sprint consists of extraordinary, non-recurring items including add-back of landfill rental equipment that has been purchased and start-up costs for a new yard.
(7)	NRC consists of savings realized from cost reduction initiatives completed in the Pacific Northwest, Northern California and East regions, including headcount reductions and procurement along with a reduction-in-force completed in April 2018. Sprint consists of the impact of price increases implemented by Sprint since late 2017 at the Karnes Facility as well as the removal of non-recurring operating costs associated with the disposal pit.
(8)	Consists of out-of-period timing adjustments and reclassification of capitalized leases stemming from the PCAOB audit which are not applicable under the June 2018 NRC credit agreement.
(9)	FCF is defined as adjusted EBITDA less total capex excluding one-time waste investments.

42

43 Summary Debt Terms Term Loan Maturity: 6 years Indicative Interest Rate: L + 525 bps LIBOR Floor: 1.0% Amortization: 1% p.a. Prepayment Premium: 101 soft call premium first 6 months Financial Covenants (1) : None Acquisition Facilities: Unlimited subject to, if first lien indebtedness, a First Lien Net Leverage Ratio not greater than 3.90x, if subordinated secured indebtedness, a First Lien Net Leverage Ratio not greater than 4.40x, and if unsecured indebtedness, a Consolidated Total Net Leverage Ratio not greater than 4.65x (1) If greater than 30% of the Revolving Credit Limit (excluding undrawn letters of credit up to $ 15 million) is utilized, there will be a springing net leverage covenant of 5.45x .

(1)	If greater than 30% of the Revolving Credit Limit (excluding undrawn letters of credit up to $15 million) is utilized, there will be a springing net leverage covenant of 5.45x.

43